Exhibit 99.1

For Immediate Release Synchrony Financial (NYSE: SYF) January 23, 2023
FOURTH QUARTER 2022 RESULTS AND KEY METRICS

2.2% Return on Assets	12.8% CET1 Ratio	$803M Capital Returned	CEO COMMENTARY
“Synchrony’s strong fourth quarter performance reflected the strength of our differentiated business model: our diversified portfolio across industries, our scalable technology platform, our deep industry expertise and sophisticated underwriting, and the flexibility and choice of our digitally-powered product suite,” said Brian Doubles, Synchrony’s President and Chief Executive Officer.

“We closed the year with record purchase volume and double digit receivables growth, while also driving strong risk-adjusted margins, improved operating efficiency and robust capital returns to our shareholders.

“As Synchrony continues to execute on our key strategic priorities – growing existing partner programs and adding new ones; further diversifying our programs, products, and markets; and delivering best-in-class customer experiences – we are excited about the opportunities we see to continue driving sustainable, profitable growth and meaningful long-term value for all our stakeholders.”

$92.5B Loan Receivables

Net Earnings of $577 Million or $1.26 per Diluted Share

Delivered Record Purchase Volume and Strong Receivables Growth

Returned $803 Million of Capital to Shareholders, including $700 Million of Share Repurchases

STAMFORD, Conn. – Synchrony Financial (NYSE: SYF) today announced fourth quarter 2022 net earnings of $577 million, or $1.26 per diluted share, compared to $813 million, or $1.48 per diluted share in the fourth quarter 2021.

KEY OPERATING & FINANCIAL METRICS*
PERFORMANCE REFLECTS DIFFERENTIATED BUSINESS MODEL AND CONTINUED STRENGTH OF THE CONSUMER
•Purchase volume increased 2% to $47.9 billion, or 11% on a Core basis**
•Loan receivables were $92.5 billion and increased 15% on both a GAAP and Core basis
•Average active accounts decreased 1% to 68.4 million, and increased 8% on a Core basis
•New accounts decreased 13% to 6.4 million, or 3% on a Core basis
•Net interest margin decreased 19 basis points to 15.58%
•Efficiency ratio decreased 390 basis points to 37.2%
•Return on assets decreased 120 basis points to 2.2%
•Return on equity decreased 550 basis points to 17.5%; return on tangible common equity*** decreased 660 basis points to 22.1%

CFO COMMENTARY	BUSINESS AND FINANCIAL RESULTS FOR THE FOURTH QUARTER OF 2022*
“Synchrony delivered strong fourth quarter and full year financial results for 2022, highlighted by record purchase volume for the quarter and year — a reflection of the broad consumer demand for our wide range of products, our compelling value propositions and our best-in-class experiences,” said Brian Wenzel, Synchrony’s Executive Vice President and Chief Financial Officer.

“As anticipated, credit trends continued to normalize across our portfolio as consumers worked through excess savings and payment behavior migrated toward pre-pandemic levels. While credit losses remained meaningfully below our portfolio’s historical average, this normalization towards our net charge-off target contributed to the improvements in our RSA and operating efficiency ratios – both of which declined considerably year over year as our purpose-built business model supported each of our stakeholders as designed.

“Looking forward, Synchrony is uniquely positioned to continue to deliver best-in-class financing flexibility to our customers, consistently strong outcomes for our partners, and resilient risk-adjusted returns to our stakeholders.”

BUSINESS HIGHLIGHTS
CONTINUED TO EXPAND PORTFOLIO, ENHANCE PRODUCTS AND EXTEND REACH
•Added or renewed over 25 programs, including Lowe’s and Rooms to Go
•Launched Synchrony’s buy now, pay later products with Belk and Discount Tire, expanding access to responsible and flexible financing
•Renewed with Mars, Inc., keeping CareCredit as the pet financing solution of choice for the owner of VCA Hospitals, Banfield Pet Hospital and BluePearl

FINANCIAL HIGHLIGHTS
STRONG EARNINGS DRIVEN BY CORE BUSINESS DRIVERS
•Interest and fees on loans increased 13% to $4.6 billion, driven primarily by growth in average loan receivables, partially offset by impacts of portfolios sold during the second quarter.
•Net interest income increased $276 million, or 7%, to $4.1 billion, driven by higher interest and fees on loans, partially offset by higher benchmark rates and higher funding liabilities.
•Retailer share arrangements decreased $224 million, or 18%, to $1.0 billion, reflecting the impact of portfolios sold during the second quarter and higher net charge-offs, partially offset by higher net interest income.
•Provision for credit losses increased $640 million to $1.2 billion, driven by a higher reserve build and higher net charge-offs.
•Other income decreased $137 million, or 82%, to $30 million, driven primarily by a prior year gain on a venture investment and higher loyalty costs.
•Other expense increased $29 million, or 3%, to $1.2 billion, driven by higher employee costs, technology investments and higher transaction volume, partially offset by prior year asset impairments and lower marketing costs. Other expense included $12 million of additional marketing and growth reinvestment of the second quarter 2022 gain on sale proceeds.
•Net earnings decreased to $577 million, compared to $813 million.

CREDIT QUALITY
CREDIT PERFORMANCE CONTINUES TO BE DRIVEN BY A STRONG CONSUMER
•Loans 30+ days past due as a percentage of total period-end loan receivables were 3.65% compared to 2.62% in the prior year, an increase of 103 basis points.
•Net charge-offs as a percentage of total average loan receivables were 3.48% compared to 2.37% in the prior year, an increase of 111 basis points.
•The allowance for credit losses as a percentage of total period-end loan receivables was 10.30% compared to 10.58% in the third quarter 2022.

SALES PLATFORM HIGHLIGHTS
DIVERSITY ACROSS OUR PLATFORMS CONTINUES TO PROVIDE RESILIENCE
•Home & Auto purchase volume increased 9%, driven by strong spend in Home and higher prices in Furniture. Period-end loan receivables increased 12%, reflecting the higher purchase volume and slowing payment rates. Interest and fees on loans were up by 12%, primarily driven by the growth in loan receivables. Average active accounts increased 5%.
•Digital purchase volume increased 10%, reflecting growth in average active accounts and strong customer engagement. Period-end loan receivables increased 17%, reflecting moderation in payment rates and continued purchase volume growth. Interest and fees on loans increased 29%, reflecting the loan receivables growth and higher benchmark rates. Average active accounts increased 9%.
•Diversified & Value purchase volume increased 15%, driven by strong out-of-partner spend, in addition to partner performance and penetration growth. Period-end loan receivables increased 16%, reflecting the purchase volume growth and moderating payment rates. Interest and fees on loans increased 25%, driven by the growth in loan receivables and higher benchmark rates. Average active accounts increased 8%.
•Health & Wellness purchase volume increased 15%, reflecting broad-based growth in active accounts and higher spend per active account. Period-end loan receivables increased 19%, driven by continued higher promotional purchase volume and modestly lower payment rates. Interest and fees on loans increased 23%, reflecting the loan receivables growth and higher revolve rates, and average active accounts increased 13%.
•Lifestyle purchase volume increased 2%, driven by higher out-of-partner spend. Period-end loan receivables increased 9%, reflecting the purchase volume growth, lower payment rates and the longer-term nature of the financing products. Interest and fees on loans increased 14%, driven primarily by the growth in loan receivables and higher benchmark rates. Average active accounts increased 1%.

BALANCE SHEET, LIQUIDITY & CAPITAL
FUNDING, CAPITAL & LIQUIDITY REMAIN ROBUST
•Loan receivables of $92.5 billion increased 15%; purchase volume increased 2% and average active accounts decreased 1%.
•Deposits increased $9.4 billion, or 15%, to $71.7 billion and comprised 84% of funding.
•Total liquidity, consisting of liquid assets and undrawn credit facilities, was $17.2 billion, or 16.4% of total assets.
•The company returned $803 million in capital to shareholders, including $700 million of share repurchases and $103 million of common stock dividends.
•As of December 31, 2022, the Company had a total remaining share repurchase authorization of $700 million.
•The estimated Common Equity Tier 1 ratio was 12.8% compared to 15.6%, and the estimated Tier 1 Capital ratio was 13.6% compared to 16.5%.

*All comparisons are for the fourth quarter of 2022 compared to the fourth quarter of 2021, unless otherwise noted.
         ** Financial measures shown on a Core basis are non-GAAP measures and exclude from both the prior and current years amounts related to portfolios sold in the second quarter of 2022. See non-GAAP reconciliation in the financial tables.
         *** Tangible common equity is a non-GAAP financial measure. See non-GAAP reconciliation in the financial tables.

CORRESPONDING FINANCIAL TABLES AND INFORMATION
No representation is made that the information in this news release is complete. Investors are encouraged to review the foregoing summary and discussion of Synchrony Financial's earnings and financial condition in conjunction with the detailed financial tables and information that follow and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed February 10, 2022, and the Company’s forthcoming Annual Report on Form 10-K for the year ended December 31, 2022. The detailed financial tables and other information are also available on the Investor Relations page of the Company’s website at www.investors.synchronyfinancial.com. This information is also furnished in a Current Report on Form 8-K filed with the SEC today.

CONFERENCE CALL AND WEBCAST
On Monday, January 23, 2023, at 8:00 a.m. Eastern Time, Brian Doubles, President and Chief Executive Officer, and Brian Wenzel Sr., Executive Vice President and Chief Financial Officer, will host a conference call to review the financial results and outlook for certain business drivers. The conference call can be accessed via an audio webcast through the Investor Relations page on the Synchrony Financial corporate website, www.investors.synchronyfinancial.com, under Events and Presentations. A replay will also be available on the website.

ABOUT SYNCHRONY FINANCIAL
Synchrony (NYSE: SYF) is a premier consumer financial services company delivering one of the industry’s most complete digitally-enabled product suites. Our experience, expertise and scale encompass a broad spectrum of industries including digital, health and wellness, retail, telecommunications, home, auto, outdoor, pet and more. We have an established and diverse group of national and regional retailers, local merchants, manufacturers, buying groups, industry associations and healthcare service providers, which we refer to as our “partners.” We connect our partners and consumers through our dynamic financial ecosystem and provide them with a diverse set of financing solutions and innovative digital capabilities to address their specific needs and deliver seamless, omnichannel experiences. We offer the right financing products to the right customers in their channel of choice.

For more information, visit www.synchrony.com and Twitter: @Synchrony.

Investor Relations	Media Relations
Kathryn Miller	Lisa Lanspery
(203) 585-6291	(203) 585-6143

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This news release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease (“COVID-19”) outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this news release and in our public filings, including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed on February 10, 2022. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

NON-GAAP MEASURES
The information provided herein includes measures we refer to as “Core,” "tangible common equity," and certain “CECL fully phased-in" capital measures, which are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures, please see the detailed financial tables and information that follow. For a statement regarding the usefulness of these measures to investors, please see the Company's Current Report on Form 8-K filed with the SEC today.